EXHIBIT 99


         Wells Fargo & Company's financial results for the quarter ended March 31, 2001.

         Wells Fargo & Company reported net income of $1,165 million for the first quarter of 2001, up 12% from the first quarter of 2000, on revenue growth of 12%. Diluted cash earnings per common share were $.80 for the first quarter of 2001, up 16% from $.69 per share in the first quarter of 2000. Cash earnings are earnings before goodwill and nonqualifying core deposit intangible amortization and the reduction of unamortized goodwill due to sales of assets. Cash return on average assets (ROA) was 2.18% and cash return on average common equity (ROE) was 34.50% for the first quarter of 2001, compared with 2.07% and 31.98%, respectively, for the prior year.

         Diluted earnings per common share were a $.67 for the first quarter of 2001, up 10% from the $.61 reported for the first quarter of 2000. ROA was 1.76% for the first quarter of 2001, compared with 1.75% for the first quarter of 2000. ROE was 17.95% for the first quarter of 2001, compared with 17.45% for the same period a year ago.

         The difference between cash and reported earnings per share this quarter was greater than in prior quarters due to the impact of goodwill and core deposit intangibles from acquisitions completed recently. Goodwill and core deposit intangible amortization and the reduction of unamortized goodwill due to sales of assets related to acquisitions completed since the Wells Fargo/Norwest merger in November 1998, while not affecting cash earnings, reduced first quarter 2001 reported earnings by about $.05 per share and, together with the effect of pending acquisitions, are expected to reduce reported earnings for the full year by about $.13 per share under current accounting rules. The total difference between cash and reported earnings is expected to be $.43 per share in 2001 assuming no change in accounting rules.

         After-tax conversion costs for First Security, National Bancorp of Alaska and Brenton Banks were approximately $50 million for the first quarter of 2001. Additional integration costs to complete these conversions are expected to be approximately $87 million (after-tax), or $.05 per share, primarily during the second quarter of 2001. Given current stock market conditions, market-sensitive income such as venture capital gains will likely fall below the normalized level of $140 million (pretax), or $87 million (after-tax), per quarter and therefore will not offset these conversion costs, as was the case in 1999 and 2000.

         Wells Fargo completed its merger with First Security Corporation on October 25, 2000. The merger was accounted for under the pooling-of-interests method of accounting. These financial results present the results of Wells Fargo & Company as if the merger with First Security had been in effect for all periods presented.

         Net interest income on a taxable-equivalent basis was $2,834 million in the first quarter of 2001, up 7%, compared with $2,649 million in the first quarter of 2000. The net interest margin was 5.21% for the first quarter of 2001, compared with 5.39% for the same period of 2000. Following the Federal Reserve interest rate reductions, loan rates have fallen faster than customer deposit rates. Average loans grew from $155.9 billion in the fourth quarter of 2000 to $159.9 billion in the first quarter, an annualized growth rate of approximately 10%.

         Noninterest income was $2,414 million in the first quarter of 2001, up 18%, compared with $2,043 million in the same period of 2000. The increase in noninterest income was due to higher net gains on sales of securities in the securities available for sale portfolio in 2001, a $160 million write-down of auto lease residuals in the first quarter of 2000 and a $96 million gain on divestitures (required as a condition to the First Security merger) of 39 stores in Idaho, New Mexico, Nevada and Utah in 2001. This gain includes a $54 million reduction of unamortized goodwill. The increase in noninterest income was primarily offset by a decrease in net venture capital gains.

         Noninterest expense was $2,996 million in the first quarter of 2001, compared with $2,736 million in the same period a year ago, an increase of 10%. Salaries, incentive compensation and employee benefit expenses grew by almost 12% during this period due primarily to headcount growth of 13%. The cash efficiency ratio was 53.2% for the first quarter of 2001, compared with 55.1% for the first quarter of 2000.

         Noninterest expenses declined $222 million, or almost 7%, from the fourth quarter 2000. Most of the decrease was attributable to reduction in the integration charges for the Wells Fargo/Norwest and First Security mergers.

         The provision for loan losses was $361 million for the first quarter of 2001 and $276 million for first quarter of 2000. Net charge-offs totaled $361 million, or .92% of average loans (annualized), in the first quarter of 2001 and $352 million, or .90%, for the fourth quarter of 2000 and $275 million, or .82%, for the first quarter of 2000.

         At March 31, 2001, the allowance for loan losses of $3,759 million was 2.32% of total loans, compared with 2.45% at March 31, 2000. Total nonaccrual and restructured loans were $1,364 million at March 31, 2001, $1,195 million at December 31, 2000, and $816 million at March 31, 2000. The increase in nonaccrual loans from December 31, 2000 included the impact of Wells Fargo's exposure to a California utility that recently declared bankruptcy, plus $28 million due to nonaccrual loans from acquisitions closed during the quarter.

WELLS FARGO & COMPANY IS A DIVERSIFIED FINANCIAL SERVICES COMPANY WITH $280 BILLION IN ASSETS, PROVIDING BANKING, INSURANCE, INVESTMENTS, MORTGAGE AND CONSUMER FINANCE FROM ABOUT 5,400 STORES AND THE INTERNET (WELLSFARGO.COM) ACROSS NORTH AMERICA AND ELSEWHERE INTERNATIONALLY.

----------------
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

         The foregoing discussion contains forward-looking statements about the Company, including, generally, descriptions of plans or objectives for future operations, products or services, and/or forecasts of revenues, earnings or other measures of economic performance and, specifically -the anticipated impact on reported earnings per share for the full year 2001 of goodwill and core deposit intangible amortization from acquisitions - the expected difference between cash and reported earnings per share for the full year 2001 - the anticipated amount and anticipated timing of integration costs relating to the completion of the First Security, National Bancorp of Alaska and Brenton Banks conversions - the likely level of market-sensitive income such as venture capital gains - the expected amount of non-performing assets and net charge-offs - the expected condition of and growth prospectus for the California economy - the credit exposure to California utility companies and to dot-com companies - the mitigating effect of lending policies and loan portfolio diversity on the impact to the Company of a weaker economy. Forward-looking statements discuss matters that are not facts and often include the word: "believe," "expect," "anticipate," "intend," "plan," "estimate," "will," "can," "would," "should," "could" or "may." They give the Company's expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update them to reflect changes that occur after that date.

         There are several factors--many of which are beyond the Company's control--that could cause results to differ significantly from the Company's expectations. This release describes some of these factors, such as the California energy crisis (including the level of retail energy prices), the condition of the national economy and California economies, and the Company's credit exposure to California utility companies and dot-com companies. The Company's Annual Report on Form 10-K for the year ended December 31, 2000, including information incorporated by reference into the Form 10-K from the Company's 2000 Annual Report to Stockholders (filed as Exhibit 13 to the Form 10-K), describes factors such as credit, market, operational, liquidity, interest rate and other risks. See, for example, "Financial Review--

Balance Sheet Analysis" included in the 2000 Annual Report to Stockholders. The Form 10-K also describes industry-related factors such as - general business and economic conditions - fiscal and monetary policies - regulation -disintermediation - competition generally and specifically in light of the Gramm-Leach-Bliley Act, as well as Company-related factors such as - potential dividend restrictions - market acceptance and regulatory approval of new products and services - non-banking activities - integration of acquired companies - attracting and retaining key personnel - stock price volatility. See "Financial Review--Factors That May Affect Future Results" included in the 2000 Annual Report to Stockholders. Any factor described in the Form 10-K or in information incorporated by reference into the Form 10-K could, by itself or together with one or more other factors, adversely affect the Company's business, earnings and/or financial condition.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA


-------------------------------------------------------------------------------------------------------------------
                                                                                                           % Change
                                                                                 Quarter ended  March 31, 2001 from
                                                              --------------------------------  -------------------
                                                               MAR. 31,    Dec. 31,    Mar. 31,   Dec. 31,  Mar. 31,
(in millions, except per share amounts)                           2001        2000        2000       2000      2000
-------------------------------------------------------------------------------------------------------------------


FOR THE PERIOD
Net income                                                    $  1,165    $  1,128    $  1,040          3%       12%
Net income applicable to common stock                            1,161       1,124       1,036          3        12

Earnings per common share                                     $    .68    $    .66    $    .61          3        11
Diluted earnings per common share                                  .67         .65         .61          3        10

Dividends declared per common share                                .24         .24         .22         --         9

Average common shares outstanding                              1,715.9     1,710.5     1,696.7         --         1
Diluted common shares outstanding                              1,738.7     1,732.4     1,711.3         --         2

Profitability ratios (annualized)
   Net income to average total assets (ROA)                       1.76%       1.73%       1.75%         2         1
   Net income applicable to common stock to
     average common stockholders' equity (ROE)                   17.95       17.16       17.45          5         3

Total revenue                                                 $  5,234    $  5,405    $  4,675         (3)       12

Efficiency ratio (1)                                              57.2%       59.5%       58.5%        (4)       (2)

Average loans                                                 $159,888    $155,860    $134,935          3        18
Average assets                                                 268,536     259,971     239,464          3        12
Average core deposits                                          156,898     151,847     139,687          3        12

Net interest margin                                               5.21%       5.30%       5.39%        (2)       (3)

CASH NET INCOME AND RATIOS (2)
Net income applicable to common stock                         $  1,384    $  1,291    $  1,180          7        17
Earnings per common share                                          .81         .75         .70          8        16
Diluted earnings per common share                                  .80         .75         .69          7        16
ROA                                                               2.18%       2.06%       2.07%         6         5
ROE                                                              34.50       31.85       31.98          8         8
Efficiency ratio                                                  53.2        56.1        55.1         (5)       (3)

AT PERIOD END
Securities available for sale                                 $ 38,144    $ 38,655    $ 41,955         (1)       (9)
Loans                                                          161,876     161,124     139,088         --        16
Allowance for loan losses                                        3,759       3,719       3,406          1        10
Goodwill                                                         9,280       9,303       8,692         --         7
Assets                                                         279,670     272,426     245,567          3        14
Core deposits                                                  163,414     156,710     144,970          4        13
Common stockholders' equity                                     26,609      26,221      25,095          1         6
Stockholders' equity                                            26,865      26,488      25,358          1         6

Capital ratios
   Common stockholders' equity to assets                          9.51%       9.63%      10.22%        (1)       (7)
   Stockholders' equity to assets                                 9.61        9.72       10.33         (1)       (7)
   Risk-based capital (3)
     Tier 1 capital                                               7.30        7.29        7.55          --       (3)
     Total capital                                               11.10       10.43       11.02          6         1
   Leverage (3)                                                   6.45        6.49        6.58         (1)       (2)

Book value per common share                                   $  15.48    $  15.29    $  14.78          1         5

Staff (active, full-time equivalent)                           113,214     108,727     100,107          4        13

COMMON STOCK PRICE
High                                                          $  54.81    $  56.38    $  43.75         (3)       25
Low                                                              42.55       39.63       31.00          7        37
Period end                                                       49.47       55.69       40.75        (11)       21

-------------------------------------------------------------------------------------------------------------------


(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Cash net income and ratios exclude goodwill and nonqualifying core deposit intangible (CDI) amortization and the reduction of unamortized goodwill due to sales of assets. The ratios also exclude the balance of goodwill and nonqualifying CDI. Nonqualifying core deposit intangible amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,123 million for the three months ended March 31, 2001. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $25 million and $697 million, respectively, for the quarter ended March 31, 2001. Goodwill amortization and the reduction of unamortized goodwill due to the sales of assets and average balance (which are not tax effected) were $144 million, $54 million and $9,266 million, respectively, for the quarter ended March 31, 2001.
(3)  The March 31, 2001 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

-------------------------------------------------------------------------------------------------------------------
                                                                                  Quarter ended March 31,
                                                                                  ----------------------          %
(in millions, except per share amounts)                                             2001            2000     Change
-------------------------------------------------------------------------------------------------------------------


INTEREST INCOME
Securities available for sale                                                   $    604        $    715        (16)%
Mortgages held for sale                                                              257             184         40
Loans held for sale                                                                   93             108        (14)
Loans                                                                              3,843           3,290         17
Other interest income                                                                 84              81          4
                                                                                --------        --------
     Total interest income                                                         4,881           4,378         11
                                                                                --------        --------

INTEREST EXPENSE
Deposits                                                                           1,121             870         29
Short-term borrowings                                                                394             424         (7)
Long-term debt                                                                       529             435         22
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                                               17              17         --
                                                                                --------        --------
     Total interest expense                                                        2,061           1,746         18
                                                                                --------        --------

NET INTEREST INCOME                                                                2,820           2,632          7
Provision for loan losses                                                            361             276         31
                                                                                --------        --------
Net interest income after
   provision for loan losses                                                       2,459           2,356          4
                                                                                --------        --------

NONINTEREST INCOME
Service charges on deposit accounts                                                  428             404          6
Trust and investment fees                                                            415             397          5
Credit card fees                                                                     181             167          8
Other fees                                                                           307             251         22
Mortgage banking                                                                     391             334         17
Insurance                                                                            118              95         24
Net venture capital gains                                                             17             885        (98)
Net gains (losses) on securities available for sale                                  117            (601)        --
Other                                                                                440             111        296
                                                                                --------        --------
     Total noninterest income                                                      2,414           2,043         18
                                                                                --------        --------

NONINTEREST EXPENSE
Salaries                                                                             977             881         11
Incentive compensation                                                               204             168         21
Employee benefits                                                                    278             255          9
Equipment                                                                            237             221          7
Net occupancy                                                                        237             238         --
Goodwill                                                                             144             117         23
Core deposit intangible                                                               43              48        (10)
Net gains on dispositions of premises and equipment                                  (19)            (34)       (44)
Other                                                                                895             842          6
                                                                                --------        --------
     Total noninterest expense                                                     2,996           2,736         10
                                                                                --------        --------

INCOME BEFORE INCOME TAX EXPENSE                                                   1,877           1,663         13
Income tax expense                                                                   712             623         14
                                                                                --------        --------

NET INCOME                                                                      $  1,165        $  1,040         12%
                                                                                ========        ========

NET INCOME APPLICABLE TO
   COMMON STOCK                                                                  $ 1,161        $  1,036         12  %
                                                                                 =======        ========

EARNINGS PER COMMON SHARE                                                        $   .68        $    .61         11  %
                                                                                 =======        ========

DILUTED EARNINGS PER COMMON SHARE                                                $   .67        $    .61         10  %
                                                                                 =======        ========

DIVIDENDS DECLARED PER COMMON SHARE                                              $   .24        $    .22          9  %
                                                                                 =======        ========

Average common shares outstanding                                                1,715.9         1,696.7          1  %
                                                                                 =======        ========

Diluted average common shares outstanding                                        1,738.7         1,711.3          2  %
                                                                                 =======        ========       ====

-------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                         Mar. 31, 2001 from
                                                                                                        -------------------
                                                                  MAR. 31,     Dec. 31,     Mar. 31,     Dec. 31,   Mar. 31,
(in millions, except shares)                                         2001         2000         2000         2000       2000
---------------------------------------------------------------------------------------------------------------------------


ASSETS
Cash and due from banks                                          $ 15,523    $  16,978    $  13,003           (9)%       19%
Federal funds sold and securities
     purchased under resale agreements                              2,869        1,598        3,209           80        (11)
Securities available for sale                                      38,144       38,655       41,955           (1)        (9)
Mortgages held for sale                                            18,677       11,812        7,087           58        164
Loans held for sale                                                 4,875        4,539        5,575            7        (13)

Loans                                                             161,876      161,124      139,088           --         16
Allowance for loan losses                                           3,759        3,719        3,406            1         10
                                                                ---------    ---------    ---------
     Net loans                                                    158,117      157,405      135,682           --         17
                                                                ---------    ---------    ---------

Mortgage servicing rights                                           5,340        5,609        4,799           (5)        11
Premises and equipment, net                                         3,429        3,415        3,285           --          4
Core deposit intangible                                             1,135        1,183        1,263           (4)       (10)
Goodwill                                                            9,280        9,303        8,692           --          7
Interest receivable and other assets                               22,281       21,929       21,017            2          6
                                                                ---------    ---------    ---------

     Total assets                                                $279,670     $272,426     $245,567            3%        14%
                                                                =========    =========    =========          ===        ===

LIABILITIES
Noninterest-bearing deposits                                     $ 54,996    $  55,096    $  48,491           --%        13%
Interest-bearing deposits                                         116,325      114,463      106,577            2          9
                                                                ---------    ---------    ---------
     Total deposits                                               171,321      169,559      155,068            1         10
Short-term borrowings                                              29,352       28,989       24,964            1         18
Accrued expenses and other liabilities                             16,597       14,409       10,986           15         51
Long-term debt                                                     34,600       32,046       28,256            8         22
Guaranteed preferred beneficial interests
     in Company's subordinated debentures                             935          935          935           --         --

STOCKHOLDERS' EQUITY
Preferred stock                                                       525          385          473           36         11
Unearned ESOP shares                                                 (269)        (118)        (210)         128         28
                                                                ---------    ---------    ---------
     Total preferred stock                                            256          267          263           (4)        (3)
Common stock - $1-2/3 par value,
   authorized 4,000,000,000 shares;
   issued 1,736,381,025 shares, 1,736,381,025 shares
   and 1,736,329,885 shares                                         2,894        2,894        2,894           --         --
Additional paid-in capital                                          9,354        9,337        9,217           --          1
Retained earnings                                                  15,176       14,541       13,085            4         16
Cumulative other comprehensive income                                 122          524        1,570          (77)       (92)
Note receivable from ESOP                                              --           --           (1)          --       (100)
Treasury stock - 17,838,827 shares,
     21,735,182 shares and 38,015,214 shares                         (937)      (1,075)      (1,670)         (13)       (44)
                                                                ---------    ---------    ---------
   Total stockholders' equity                                      26,865       26,488       25,358            1          6
                                                                ---------    ---------    ---------
     Total liabilities and stockholders' equity                  $279,670     $272,426     $245,567            3%        14%
                                                                =========    =========    =========          ===       ====

---------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY AND OTHER COMPREHENSIVE INCOME

-------------------------------------------------------------------------------------------------------------------
                                                                                             Quarter ended March 31,
                                                                                         --------------------------
(in millions)                                                                                2001              2000
-------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                                              $26,488           $23,871
Net income                                                                                  1,165             1,040
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments                                         (2)               --
    Change in valuation allowance related to:
      Derivative instruments and hedging activities                                            93                --
      Investment securities                                                                  (564)              810
    Cumulative effect of change in accounting principle related to
       derivative instruments and hedging activities                                           71                --
Common stock issued                                                                           236                91
Common stock issued for acquisitions                                                           18             1,125
Common stock repurchased                                                                     (275)           (1,230)
Preferred stock released to ESOP                                                               52                40
Preferred stock dividends                                                                      (4)               (4)
Common stock dividends                                                                       (412)             (386)
Change in Rabbi trust assets (classified as treasury stock)                                    (1)                1
                                                                                          -------           -------
BALANCE, END OF PERIOD                                                                    $26,865           $25,358
                                                                                          =======           =======
-------------------------------------------------------------------------------------------------------------------

LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                      MAR. 31,            Dec. 31,          Mar. 31,
(in millions)                                                            2001                2000              2000
-------------------------------------------------------------------------------------------------------------------

Commercial                                                           $ 49,380            $ 50,518          $ 43,851
Real estate 1-4 family first mortgage                                  18,940              18,464            15,262
Other real estate mortgage                                             23,947              23,972            22,011
Real estate construction                                                8,201               7,715             6,366
Consumer:
    Real estate 1-4 family junior lien mortgage                        18,912              18,218            13,825
    Credit card                                                         6,245               6,616             5,519
    Other revolving credit and monthly payment                         24,141              23,974            20,958
                                                                     --------            --------          --------
      Total consumer                                                   49,298              48,808            40,302
Lease financing                                                        10,565              10,023             9,670
Foreign                                                                 1,545               1,624             1,626
                                                                     --------            --------          --------

      Total loans (net of unearned discount)                         $161,876            $161,124          $139,088
                                                                     ========            ========          ========

-------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

------------------------------------------------------------------------------------------------------------------
                                                                                                     Quarter ended
                                                                         -----------------------------------------
                                                                         MAR. 31,          Dec. 31,        Mar. 31,
(in millions)                                                               2001              2000            2000
------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                             $ 3,719            $3,665         $ 3,344

Allowance related to business combinations                                    40                54              61

Provision for loan losses                                                    361               352             276

Loan charge-offs:
    Commercial                                                              (109)             (115)           (105)
    Real estate 1-4 family first mortgage                                     (3)               (4)             (7)
    Other real estate mortgage                                                (3)               (6)             (3)
    Real estate construction                                                  (1)               (1)             (1)
    Consumer:
       Real estate 1-4 family junior lien mortgage                           (11)              (11)            (11)
       Credit card                                                          (101)             (103)            (86)
       Other revolving credit and monthly payment                           (187)             (167)           (152)
                                                                         -------            ------         -------
         Total consumer                                                     (299)             (281)           (249)
    Lease financing                                                          (24)              (21)            (13)
    Foreign                                                                  (18)              (21)            (24)
                                                                         -------            ------         -------
             Total loan charge-offs                                         (457)             (449)           (402)
                                                                         -------            ------         -------

Loan recoveries:
    Commercial                                                                16                27              33
    Real estate 1-4 family first mortgage                                      1                 1               1
    Other real estate mortgage                                                 2                 3               3
    Real estate construction                                                   1                 1               1
    Consumer:
       Real estate 1-4 family junior lien mortgage                             3                 4               4
       Credit card                                                            12                10              10
       Other revolving credit and monthly payment                             49                43              56
                                                                         -------            ------         -------
         Total consumer                                                       64                57              70
    Lease financing                                                            7                 4               3
    Foreign                                                                    5                 4              16
                                                                         -------            ------         -------
             Total loan recoveries                                            96                97             127
                                                                         -------            ------         -------
                Total net loan charge-offs                                  (361)             (352)           (275)
                                                                         -------            ------         -------

BALANCE, END OF PERIOD                                                   $ 3,759            $3,719         $ 3,406
                                                                         =======            ======         =======

Total net loan charge-offs as a percentage
    of average total loans (annualized)                                      .92%              .90%            .82%
                                                                         =======            ======         =======

Allowance as a percentage of total loans                                    2.32%             2.31%           2.45%
                                                                         =======            ======         =======

------------------------------------------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS


-------------------------------------------------------------------------------------------------------------------
                                                                    MAR. 31,            Dec. 31,            Mar. 31,
(in millions)                                                          2001                2000                2000
-------------------------------------------------------------------------------------------------------------------


Nonaccrual loans:
    Commercial                                                       $  835              $  739                $458
    Real estate 1-4 family first mortgage                               131                 127                 138
    Other real estate mortgage                                          135                 113                 113
    Real estate construction                                             65                  57                  23
    Consumer:
      Real estate 1-4 family junior lien mortgage                        16                  23                  11
      Other revolving credit and monthly payment                         32                  36                  23
                                                                     ------              ------                ----
        Total consumer                                                   48                  59                  34
    Lease financing                                                     141                  92                  38
    Foreign                                                               9                   7                  11
                                                                     ------              ------                ----
      Total nonaccrual loans                                          1,364               1,194                 815
Restructured loans                                                       --                   1                   1
                                                                     ------              ------                ----
Nonaccrual and restructured loans                                     1,364               1,195                 816
As a percentage of total loans                                           .8%                 .7%                 .6%

Foreclosed assets                                                       127                 128                 150
Real estate investments (1)                                              27                  27                  32
                                                                     ------              ------                ----

Total nonaccrual and restructured loans
    and other assets                                                 $1,518              $1,350                $998
                                                                     ======              ======                ====

-------------------------------------------------------------------------------------------------------------------




(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were recorded as loans. Real estate investments totaled $50 million, $56 million and $85 million at March 31, 2001, December 31, 2000 and March 31, 2000, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME


------------------------------------------------------------------------------------------------------------------
                                                                            Quarter ended March 31,
                                                                       ---------------------------               %
(in millions)                                                           2001                  2000          Change
------------------------------------------------------------------------------------------------------------------


Service charges on deposit accounts                                     $ 428               $  404               6%
Trust and investment fees:
   Asset management and custody fees                                      189                  176               7
   Mutual fund and annuity sales fees                                     214                  184              16
   All other                                                               12                   37             (68)
                                                                       ------               ------
      Total trust and investment fees                                     415                  397               5
Credit card fees                                                          181                  167               8
Other fees:
   Cash network fees                                                       46                   40              15
   Charges and fees on loans                                               94                   81              16
   All other                                                              167                  130              28
                                                                       ------               ------
      Total other fees                                                    307                  251              22
Mortgage banking:
   Origination and other closing fees                                     121                   65              86
   Servicing fees, net of amortization and related net gains
     on securities available for sale                                     146                  151              (3)
   Net gains on sales of mortgage servicing rights                          2                   26             (92)
   Net gains on sales of mortgages                                         58                   43              35
   All other                                                               64                   49              31
                                                                       ------               ------
      Total mortgage banking                                              391                  334              17
Insurance                                                                 118                   95              24
Net venture capital gains                                                  17                  885             (98)
Net gains (losses) on securities available for sale                       117                 (601)             --
Income from equity investments accounted
   for by the:
     Cost method                                                           91                  114             (20)
     Equity method                                                          1                   37             (97)
Net gains on sales of loans                                                13                    1              --
Net gains on dispositions of operations                                   101                    2              --
All other                                                                 234                  (43)             --
                                                                       ------               ------

       Total                                                           $2,414               $2,043              18%
                                                                       ======               ======            ====

-------------------------------------------------------------------------------------------------------------------



NONINTEREST EXPENSE


------------------------------------------------------------------------------------------------------------------
                                                                            Quarter ended March 31,
                                                                         -------------------------                %
(in millions)                                                            2001                 2000           Change
------------------------------------------------------------------------------------------------------------------


Salaries                                                               $  977               $  881               11%
Incentive compensation                                                    204                  168               21
Employee benefits                                                         278                  255                9
Equipment                                                                 237                  221                7
Net occupancy                                                             237                  238               --
Goodwill                                                                  144                  117               23
Core deposit intangible:
   Nonqualifying (1)                                                       40                   44               (9)
   Qualifying                                                               3                    4              (25)
Net gains on dispositions of premises
   and equipment                                                          (19)                 (34)             (44)
Contract services                                                         116                  109                6
Outside professional services                                             102                   89               15
Outside data processing                                                    77                   79               (3)
Advertising and promotion                                                  58                   61               (5)
Telecommunications                                                         79                   68               16
Travel and entertainment                                                   73                   57               28
Postage                                                                    69                   60               15
Stationery and supplies                                                    59                   49               20
Insurance                                                                  47                   42               12
Operating losses                                                           56                   37               51
Security                                                                   27                   23               17
All other                                                                 132                  168              (21)
                                                                       ------               ------             ----

       Total                                                           $2,996               $2,736               10%
                                                                       ======               ======             ====

-------------------------------------------------------------------------------------------------------------------


(1) Represents amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Quarter ended March 31,
                                                           ----------------------------------------------------------------
                                                                                      2001                             2000
                                                           -------------------------------     ----------------------------
                                                                                  INTEREST                         Interest
                                                             AVERAGE    YIELDS/     INCOME/     Average  Yields/     income/
(in millions)                                                BALANCE     RATES     EXPENSE      balance   rates     expense
---------------------------------------------------------------------------------------------------------------------------


EARNING ASSETS
Federal funds sold and securities purchased
  under resale agreements                                   $  2,367      5.33%     $   31      $ 2,235    5.66%    $   31
Debt securities available for sale (3):
 Securities of U.S. Treasury and federal agencies              2,409      7.06          41        4,751    5.76         73
 Securities of U.S. states and political subdivisions          1,996      7.67          37        2,128    7.94         43
 Mortgage-backed securities:
    Federal agencies                                          25,152      7.17         439       27,051    7.18        497
    Private collateralized mortgage obligations                1,550      8.83          34        2,996    6.96         54
                                                            --------                ------      -------             ------
      Total mortgage-backed securities                        26,702      7.27         473       30,047    7.16        551
 Other debt securities(4)                                      3,236      7.85          65        5,681    8.05         63
                                                            --------                ------      -------             ------
        Total debt securities available for sale (4)          34,343      7.33         616       42,607    7.09        730
Mortgages held for sale (3)                                   14,146      7.24         257        9,660    7.53        184
Loans held for sale (3)                                        4,817      7.78          93        5,382    8.06        108
Loans:
 Commercial                                                   49,093      9.07       1,098       42,200    9.10        954
 Real estate 1-4 family first mortgage                        18,315      7.56         346       13,811    8.01        276
 Other real estate mortgage                                   23,904      8.80         520       21,329    9.23        490
 Real estate construction                                      7,916      9.60         187        6,256    9.73        151
 Consumer:
    Real estate 1-4 family junior lien mortgage               18,528     10.20         470       13,325   10.20        339
    Credit card                                                6,333     14.15         225        5,614   13.79        193
    Other revolving credit and monthly payment                23,942     11.94         712       20,903   11.77        614
                                                            --------                ------      -------             ------
      Total consumer                                          48,803     11.57       1,407       39,842   11.53      1,146
 Lease financing                                              10,273      7.98         204        9,885    7.64        189
 Foreign                                                       1,584     21.17          84        1,612   21.48         87
                                                            --------                ------     --------             ------
          Total loans (5)                                    159,888      9.70       3,846      134,935    9.79      3,293
Other                                                          3,539      5.98          52        3,491    5.66         49
                                                            --------                ------     --------             ------
        Total earning assets                                $219,100      9.02       4,895     $198,310    8.95      4,395
                                                            ========                ------     ========             ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                  $  2,469      3.67          22     $  3,337    1.41         12
 Market rate and other savings                                70,158      2.85         494       61,680    2.56        392
 Savings certificates                                         32,828      5.80         470       29,325    4.99        363
 Other time deposits                                           2,223      5.53          30        3,743    5.22         49
 Deposits in foreign offices                                   7,708      5.54         105        3,913    5.55         54
                                                            --------                ------     --------             ------
      Total interest-bearing deposits                        115,386      3.94       1,121      101,998    3.43        870
Short-term borrowings                                         28,186      5.67         394       29,330    5.81        424
Long-term debt                                                33,571      6.31         529       27,295    6.37        435
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                         933      7.80          17          935    7.86         17
                                                            --------                ------     --------             ------
        Total interest-bearing liabilities                   178,076      4.68       2,061      159,558    4.40      1,746
Portion of noninterest-bearing funding sources                41,024        --          --       38,752      --         --
                                                            --------                ------     --------             ------
        Total funding sources                               $219,100      3.81       2,061     $198,310    3.56      1,746
                                                            ========                ------     ========             ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (6)                                        5.21%     $2,834                 5.39%    $2,649
                                                                        ======      ======                 ====     ======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                     $ 14,813                           $ 12,802
Goodwill                                                       9,266                              8,274
Other                                                         25,357                             20,078
                                                            --------                           --------
          Total noninterest-earning assets                  $ 49,436                           $ 41,154
                                                            ========                           ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                    $ 51,443                           $ 45,345
Other liabilities                                             12,523                             10,411
Preferred stockholders' equity                                   267                                272
Common stockholders' equity                                   26,227                             23,878
Noninterest-bearing funding sources used to
 fund earning assets                                         (41,024)                           (38,752)
                                                            --------                           --------
          Net noninterest-bearing funding sources           $ 49,436                           $ 41,154
                                                            ========                           ========

TOTAL ASSETS                                                $268,536                           $239,464
                                                            ========                           ========

--------------------------------------------------------------------------------------------------------------


(1) The average prime rate of the Company was 8.63% and 8.69% for the quarters ended March 31, 2001 and 2000, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.34% and 6.11% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances computed on a settlement date basis.
(4) Includes certain preferred securities.
(5) Nonaccrual loans and related income are included in their respective loan categories.

(6) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.